UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2026

CID HoldCo, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42711	99-2578850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5661 S. Cameron St., Suite 100, Las Vegas, Nevada

(Address of principal executive offices)

89118

(Zip Code)

(303) 332-4122

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DAIC	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock at an exercise price of $287.50 per share	DAICW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in the Current Report on Form 8-K filed by CID HoldCo, Inc., a Delaware corporation (the “Company”), with the Securities and Exchange Commission (the “SEC”) on October 13, 2026, on October 9, 2026 (the “Closing Date”), the Company closed the transactions contemplated by that certain Securities Purchase Agreement, dated as of September 25, 2026 (the “Original Purchase Agreement”), with BladeRanger Ltd. (TASE: BLRN), a company organized under the laws of the State of Israel (“BladeRanger”), and Envoy Technologies, Inc., a Delaware corporation (“Envoy”), as amended by that certain First Amendment to Securities Purchase Agreement, dated as of October 9, 2026 (the “SPA Amendment”), by and between the Company, BladeRanger, Envoy and, solely with respect to the provisions expressly applicable to it, Blink Charging Co., a Nevada corporation (“Blink”). The Original Purchase Agreement as amended by the SPA Amendment is referred to herein as the “Purchase Agreement.” Pursuant to the Purchase Agreement, the Company acquired 100% of Envoy’s outstanding capital stock in exchange for shares of Common Stock and shares of a newly authorized Series C Convertible Non-Redeemable Preferred Stock and Envoy became a wholly owned subsidiary of the Company (the “Acquisition”).

Appointment of Director

In accordance with its rights under the Purchase Agreement, BladeRanger designated Avi Cohen as its designee for appointment to the Board of Directors of the Company (the “Board”). On October 23, 2026, the Board appointed Mr. Cohen to fill the existing vacancy in Class I of the Board, to serve until the 2029 Annual Meeting of Stockholders or until his successor is duly elected and qualified. The Board appointed Mr. Cohen upon the recommendation of the Nominating and Corporate Governance Committee of the Board following its evaluation of Mr. Cohen’s qualifications and independence. The Board has determined that Mr. Cohen qualifies as an independent director under the applicable standards of the Board, the Nasdaq Listing Rules and the Sarbanes-Oxley Act of 2002, as amended. There are no relationships or related party transactions between the Company and Mr. Cohen that would require disclosure under Item 404(a) of Regulation S-K. Mr. Cohen will participate in the Company’s standard compensatory and other arrangements for non-employee directors, including the Company’s standard equity compensation.

Mr. Cohen, 73, brings to the Board extensive public and private company board experience in the semiconductor technology, investigative analytics and corporate investment strategy sectors. Mr. Cohen has served as Chairman of ZOOZ Strategy Ltd. (previously ZOOZ Power Ltd.) (NASDAQ & TASE: ZOOZ), an electric vehicle energy solutions company, since May 2021; as a board member, Chair of the Strategy Committee and a member of the Audit Committee of Cognyte Software Ltd. (NASDAQ: CGNT), an investigative analytics AI software company, since June 2023; and as a board member and a member of the Audit Committee, Compensation Committee and Strategy Committee of Nova Ltd. (previously Nova Measuring Instruments) (NASDAQ & TASE: NVMI), a semiconductor metrology solutions company, since 2008. Mr. Cohen has also served as a board member of Cortica since November 2020 and of saywhatt since January 2026. Mr. Cohen previously served as chief executive officer of RR Media in 2015 until its acquisition by SES S.A. in 2016, and subsequently served as chief executive officer of MX1, the business formed through the combination of RR Media and SES Platform Services, from 2016 until 2021. Prior to 2015, Mr. Cohen held executive leadership positions at Orbit Technologies, KLA Corporation and ECI Telecom. Mr. Cohen holds a B.S. and an M.S. in Electrical Engineering and Applied Physics from Case Western Reserve University and an MBA from the Stanford Graduate School of Business.

Item 8.01. Other Events.

On October 28, 2026, the Company was notified by the Nasdaq Hearings Panel (the “Panel”) that the Panel had granted the Company’s request for continued listing on The Nasdaq Stock Market LLC (“Nasdaq”), subject to the Company submitting an application to transfer the listing of its securities to The Nasdaq Capital Market on or before November 2, 2026. In its notice, the Panel also granted the Company’s request for an exception to complete its compliance plan to demonstrate compliance with Nasdaq’s continued listing requirements, noting that the Company has filed its delinquent Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 and completed the acquisition of Envoy.

On October 29, 2026, the Company issued a press release announcing the Panel’s determination to grant the Company’s request for continued listing on Nasdaq. A copy of the press release is filed herewith as Exhibit 99.1. Additionally, the associated social media with the press release is being filed herewith as Exhibit 99.2.

Important Information for Stockholders

In connection with the Acquisition, the Company intends to file a proxy statement with the SEC. The Company also plans to file other documents with the SEC regarding the Acqusition. After the proxy statement has been cleared by the SEC, a definitive proxy statement will be filed with the SEC and mailed to the stockholders of record of the Company. The Board will set the record date prior to mailing the definitive proxy statement. STOCKHOLDERS OF THE COMPANY ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED TRANSACTIONS THAT WILL BE FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ACQUISITION. Stockholders will be able to obtain free copies of the proxy statement and other documents containing important information about the Company once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov.

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Participants in the Solicitation

The Company and its executive officers, directors, other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed transactions. Information regarding the executive officers and directors of the Company is set forth in the Company’s definitive proxy statement for the Company’s 2026 annual meeting of stockholders filed with the SEC on April 17, 2026 and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on March 11, 2026. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the transactions contemplated by the Purchase Agreement.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Acquisition and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included in this report that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. Examples of these forward-looking statements include statements concerning the Acquisition and the anticipated benefits thereof, and the Company’s ability to maintain compliance with Nasdaq’s continued listing requirements. These forward-looking statements are based on management’s current expectations and beliefs and are subject to a number of risks and uncertainties and other factors, all of which are difficult to predict and many of which are beyond our control and could cause actual results to differ materially and adversely from those described in the forward-looking statements.

These risks and uncertainties include, among others: the risk that the Company may be unable to maintain compliance with Nasdaq’s continued listing requirements; the risk that the Company may not successfully integrate Envoy’s business or realize the anticipated benefits of the Acquisition; the risk that the Acquisition and the related transactions, and the announcement of the same, could have an adverse effect on the ability of the Company to retain and hire key personnel and maintain relationships with partners, suppliers, customers, employees, stockholders and other business relationships and on its operating results and business generally; the risk that the transactions could divert the attention and time of the Company’s management; the risk of any unexpected costs or expenses resulting from the transactions; the risk of any litigation relating thereto; the risk that additional financing may not be available on acceptable terms or at all; the uncertainties and variables inherent in business, operating and financial performance; our ability to continue as a going concern; and other factors discussed in the “Risk Factors” section of our most recent periodic reports filed with the SEC, all of which you may obtain for free on the SEC’s website at www.sec.gov.

Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, even if subsequently made available by us on our website or otherwise. We do not undertake any obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 29, 2026
99.2	Social Media associated with the press release dated October 29, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2026	CID HoldCo, Inc.

	By:	/s/ Edmund Nabrotzky
	Name:	Edmund Nabrotzky
	Title:	Chief Executive Officer

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